UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: October 26, 2004
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                     333-115435             13-3320910
            --------                     ----------             ----------
  (STATE OR OTHER JURISDICTION          (COMMISSION          (I.R.S. EMPLOYER
       OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


          11 Madison Avenue, New York, New York           10010
         ---------------------------------------        ----------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)        (ZIP CODE)


Registrant's telephone number, including area code:  (212) 325-2000




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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                       3


Item 8.01.        OTHER EVENTS.

                  On October 28, 2004, the Registrant will cause the issuance and sale of approximately $310,000,300 initial principal amount of Credit Suisse First Boston Mortgage Securities Corp., Home Equity Mortgage Trust 2004-5 Home Equity Pass-Through Certificates, Series 2004-5, (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 2004, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and JPMorgan Chase Bank, as Trustee.

                  In connection with the sale of the Certificates by Credit Suisse First Boston LLC (the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-115435, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the Loans underlying the Certificates (the "Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


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                                       4

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENTS.

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

          (c)  EXHIBITS

               EXHIBIT NO.     ITEM 601(A) OF                DESCRIPTION
               -----------     REGULATION S-K                -----------
                               EXHIBIT NO.
                               -----------------
                    1                99                 Computational Materials


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                                       5


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      CREDIT SUISSE FIRST BOSTON
                                                      MORTGAGE SECURITIES CORP.


                                                      By:    /s/ John P. Graham
                                                             ---------------
                                                      Name:  John P. Graham
                                                      Title: Vice President



Dated: October 26, 2004


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                                       6

                                  EXHIBIT INDEX

   Exhibit Number        Item 601(a) of Regulation S-K Exhibit No.             Description             Sequentially Numbered Page
   --------------        -----------------------------------------             -----------             --------------------------
         1                                  99                           Computational Materials             Filed Manually